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                                                                  EXHIBIT 10.2.1

                     FORM OF STOCK OPTION AWARD AGREEMENT

     THIS AWARD AGREEMENT is dated as of _______, 1998, by and between 800-U.S. SEARCH, a California corporation (the "Corporation") and __________________ ("Participant").

                                  WITNESSETH

     WHEREAS, pursuant to the Corporation's 1998 Stock Incentive Plan (the "Plan"), the Committee (as defined in the Plan), committed to grant to the Participant, effective as of the date set forth above (for purposes of such grant, the "Award Date"), a non-qualified stock option (the "Option") to purchase all or any part of ___ shares of Common Stock, without par value, of the Corporation (the "Common Stock") upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Corporation has granted to the Participant as a matter of separate inducement and agreement in connection with the Participant's employment with, or other services to, the Corporation, but not in lieu of any salary or other compensation for such services, the right and option to purchase, in accordance with the Plan and on the terms and conditions hereinafter and therein set forth, all or any part of an aggregate of ___ shares of Common Stock at the exercise price of $___ per share (the "Price"), exercisable from time to time, subject to the provisions of this Award Agreement prior to the close of business on the date which is ten years from the date hereof, unless earlier terminated pursuant to the provisions of the Plan upon termination of Participant's relationship with the Corporation, which provisions are incorporated herein by this reference (the "Expiration Date").

     2. EXERCISABILITY OF OPTION. Except as otherwise provided in this Award Agreement, the Option shall vest from time to time in accordance with Schedule A hereto, provided, however, that the Option may not be exercised as to less than __ shares at any one time unless the number of shares purchased is the total number at the time available for purchase under the Option. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

     3.   METHOD OF EXERCISE AND PAYMENT.

          (A) EXERCISE OF OPTION. Each exercise of the Option shall be by means of written notice of exercise duly delivered to the Corporation, specifying the number of whole shares with respect to which the Option is then being exercised, together with any written statements required pursuant hereto or under the Plan and payment of the Price in full in cash or by check payable to the order of the Corporation. The Participant may, in lieu of payment of a portion or all of the Price in cash or by check, also deliver in payment of a portion or all of the Price, certificates evidencing Common Stock valued at the aggregate amount of such portion or all of the Price, each share of Common Stock shall be valued at the Fair Market Value on the date of exercise of the Option. At the option of the Committee, the Participant may, in lieu of payment of a portion or all of the Price in cash, by check or in certificates evidencing Common

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Stock, pay for all or a portion of the Price by means of a promissory note to the Corporation, on such terms and conditions, including as to security, as the Committee may determine.

     4. CONTINUANCE OF EMPLOYMENT. Nothing contained in this Award Agreement or in the Plan shall confer upon the Participant any right to continue in the employ of, or to continue rendering services to, the Corporation or constitute any contract or agreement of engagement or employment. The Participant acknowledges that the Corporation has the right to terminate the Participant's employment or services at will except as may be otherwise provided by separate agreement. Nothing contained in this Award Agreement or in the Plan shall interfere in any way with the right of the Corporation to (i) terminate the employment or services of the Participant at any time for any reason whatsoever, with or without cause, or (ii) reduce the Participant's compensation.

     5. NON-ASSIGNABILITY OF OPTION. Interest in the Option shall not be subject to sale, transfer, pledge, assignment, encumbrance, change or alienation other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or his permitted transferees, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest.

     6. ADJUSTMENTS UPON SPECIFIED CHANGES. Upon the occurrence of certain events relating to the Corporation's stock as set forth in the Plan, including stock splits, combinations, extraordinary cash dividends or mergers in which the Corporation is not the Surviving Corporation, adjustments shall be made in the number and kind of shares that may be issuable under, or in the consideration payable with respect to, the Option as such adjustments are set forth in the Plan.

     7. ACCELERATION. Upon the occurrence of certain Events, including a Change of Control, the Option shall become immediately exercisable to the full extent theretofore not either vested or exercisable unless prior to the Event the Board determines otherwise.

     8.   APPLICATION OF SECURITIES LAWS.

          (A) No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Commission, and any other regulatory agencies, including any state securities agencies having jurisdiction over the Corporation or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Participant represents, agrees and certifies that:

               (1) The Participant understands that the Option and the shares issuable upon exercise of the Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities or blue sky law in reliance on available exemptions and that the Corporation is relying upon the Participant's representations and warranties herein in availing itself of said exemptions.

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               (2) The Participant has had a full opportunity to ask questions of and receive answers from the Chief Financial Officer and the President of the Company concerning the terms and conditions of this investment. The Participant has received and reviewed carefully a copy of the Plan.

               (3) The Participant (A) can bear the economic risk of losing the Participant's entire investment; and (B) has adequate means of providing for the Participant's current needs and possible personal contingencies.

               (4) The Option hereby granted to the Participant is being acquired solely for the Participant's own account for investment purposes, and is not being purchased with a view to or for the purposes of the resale, transfer or other distribution thereof; and the Participant has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, transfer or distribution and the Participant further agrees that the Option and Common Stock acquired pursuant to the exercising of the Option will not be resold, transferred or otherwise distributed without (a) first having presented to the Corporation a written opinion of legal counsel in form and substance satisfactory to the Corporation's counsel indicating the proposed transfer will not be in violation of any of the provisions of the Act and applicable state securities laws and the rules and regulations promulgated thereunder or (b) a registration statement covering the resale of such Common Stock being effective. The Participant recognizes that a legend reading substantially as follows shall be placed on all certificates representing the Common Stock as well as on the Option issued pursuant hereto and a stop order shall be placed in the stock register of the Corporation against a transfer of same in accordance with the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

               (5) The Participant either has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or by reason of the Participant's business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Corporation or any affiliated or selling agent, directly or indirectly, can be reasonably assumed to have the capacity to protect his own interests in connection with acquisition of the Option and exercise thereof.

     The foregoing representations and warranties are true and accurate as of the Award Date and of the date of delivery of Common Stock acquired pursuant to the Option and shall survive such date and such delivery. If, in any respect, such representations and warranties shall not be true and accurate as of any of the foregoing dates, the Participant shall give written notice of

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such fact to the Corporation specifying which representations and warranties are not true and accurate and the reasons therefor.

          (B) The Committee may impose such conditions on the Option or on its exercise or acceleration or on the payment of any withholding obligation (including, without limitation, restricting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

     9. NOTICES. Any notice to be given to the Corporation under the terms of the Award Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be sent to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given on the date of delivery, if delivered by hand, or 3 days after deposit into U.S. mails of a notice sent by registered or certified mail (postage and registry or certification fee prepaid) or the date after being timely delivered to a recognized messenger service or overnight courier for next day delivery (delivery charges prepaid).

     10. EFFECT OF AWARD AGREEMENT. The Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Corporation to the extent provided in the Plan and to any permitted successor, assign and transferee of the Participant.

     11. TAX WITHHOLDING. The provisions of the Plan are hereby incorporated and shall govern any withholding that the Corporation is required to make with respect to an exercise of the Option as well as the Corporation's right to condition a transfer of Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities. No Common Stock acquired pursuant to an exercise of the Option may be transferred to the Participant or any permitted successor, assign or transferee unless and until the Corporation has withheld, or has received payment from the Participant or such permitted successor, assign or transferee of, all amounts the Corporation is so required to withhold.

     12. TERMS OF THE PLAN GOVERN. Except with respect to terms specifically set forth in this Award Agreement, the Award and this Award Agreement are subject to, and the Corporation and the Participant agree to be bound by, all of the terms and conditions of the Plan. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Plan. The rights of the Participant are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrence of certain conditions as set forth in the Plan.

     13. LAWS APPLICABLE TO CONSTRUCTION. The interpretation, performance and enforcement of the Award and this Award Agreement shall be governed by the laws of the State of California without giving effect to any conflict of law provisions.

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     IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his hand as of the date and year first above written.

                                            800-U.S. SEARCH


                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


                                            PARTICIPANT


                                            ____________________________________

                                            ____________________________________
                                            (Address)


                                            ____________________________________
                                            (City, State, Zip Code)


                                            ____________________________________
                                            (Social Security Number)

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                                  SCHEDULE A

                               VESTING SCHEDULE